Exhibit 10.2

CONTINUING GUARANTY AGREEMENT

THIS CONTINUING GUARANTY AGREEMENT (this “Guaranty”) is made December 29, 2023, by each of the Persons listed on the signature pages hereto (each a “Guarantor” and, together with any other entity that becomes a guarantor hereunder, collectively, the “Guarantors”), in favor of GCCP II AGENT, LLC, as Agent for the Lenders (in such capacity, the “Agent”).

Recitals:

Agent, the Lenders from time to time party thereto, and Pinstripes, Inc., a Delaware corporation (the “Borrower”) are parties to a certain Term Loan and Security Agreement, dated as April 19, 2023 (together with all schedules and exhibits thereto and all amendments, restatements, modifications or supplements with respect thereto prior to the date hereof, the “Loan Agreement”). Pursuant to the Loan Agreement, the Lenders have agreed, subject to all the terms and conditions thereof, to make loans and other extensions of credit to the Borrower.

Borrower, Agent and the Lenders are entering into that certain Amendment No. 2 to Term Loan and Security Agreement, dated as of the date hereof (the "Second Amendment"), which amends the Existing Loan Agreement as requested by Borrower (the Existing Loan Agreement as amended by the Second Amendment, and all amendments, restatements, modifications or supplements with respect thereto after the date hereof, the "Loan Agreement").

A condition to Lenders’ obligation to enter into the Second Amendment is the Guarantors’ execution and delivery to the Agent of this Guaranty.

To induce Agent and the Lenders to enter into the Second Amendment and to continue to make loans or otherwise extend credit or other financial accommodations from time to time to the Borrower, and in recognition of the direct or indirect benefits to be received by each Guarantor from the incurrence of Loans by the Borrower under the Loan Agreement, each Guarantor is willing to execute this Guaranty.

Agreement:

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, Guarantor hereby agrees as follows:

1.            Definitions; Rules of Construction. Capitalized terms used herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement. As used herein, the words “herein,” “hereof,” “hereunder,” and “hereon” shall have reference to this Guaranty taken as a whole and not to any particular provision hereof; and the word “including” shall mean “including, without limitation.” The phrase “payment in full of the Guaranteed Obligations” shall mean full and final payment of the Guaranteed Obligations (and, in the case of contingent obligations, such as those arising from letters of credit, the cash collateralization of such contingent obligations as required by the Loan Documents) and the termination of all financing commitments under the Loan Agreement.

2.            Guaranty. (a)  Each Guarantor hereby unconditionally and absolutely guarantees to the Agent and the Lenders, the due and punctual payment, performance and discharge (whether upon stated maturity, demand, acceleration or otherwise in accordance with the terms thereof) of (i) all of the Obligations, (ii) all terms, conditions, agreements, representations and warranties at any time made by the Borrower to the Agent and the Lenders pursuant to the Loan Agreement and the other Loan Documents, and (iii) all other debts, obligations and liabilities of the Borrower to the Agent and the Lenders incurred pursuant to the Loan Agreement and the other Loan Documents, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, now existing or hereafter incurred, created or arising, howsoever evidenced, whether created directly to or acquired by assignment or otherwise by the Agent and the Lenders, and whether the Borrower may be liable individually or jointly with others, and regardless of whether recovery upon any of such other debts, obligations or liabilities becomes barred by any statute of limitations, is void or voidable under any law relating to fraudulent obligations or otherwise or is or becomes invalid or unenforceable for any other reason (the Obligations and all such other debts, liabilities and obligations being jointly referred to as the “Guaranteed Obligations”). Without limiting the generality of the foregoing, the term “Guaranteed Obligations” as used herein shall include all debts, liabilities and obligations incurred by the Borrower to the Agent and the Lenders in any bankruptcy case of the Borrower and any interest, fees or other charges accrued in any such bankruptcy, whether or not any such interest, fees or other charges are recoverable from the Borrower or the Borrower’s estate under 11 U.S.C. § 506.

(b)            Agent shall be under no obligation to marshal any assets in favor of any Guarantor or in payment of any of the Guaranteed Obligations. If and to the extent Agent receives any payment on account of any of the Guaranteed Obligations (whether from the Borrower, any Guarantor, any other guarantor of the Guaranteed Obligations or a third party obligor or from the sale or other disposition of any collateral) and such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person under any bankruptcy act, state or federal law, common law or equitable cause, then the part of the Guaranteed Obligations intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made. The provisions of this paragraph shall survive the termination of this Guaranty.

(c)            Agent shall have the right to seek recourse against any Guarantor to the full extent provided for herein and against the Borrower to the full extent provided for in any of the Loan Documents. No election to proceed in one form of action or proceeding, or against any Person, or on any obligation, shall constitute a waiver of the Agent’s or any Lender’s right to proceed in any other form of action or proceeding or against any other Person unless Agent has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Agent against the Borrower under the Loan Documents or any other instrument or agreement evidencing or securing Guaranteed Obligations shall serve to diminish the liability of any Guarantor for the balance of the Guaranteed Obligations.

(d)            Each Guarantor, and by its acceptance of this Guaranty, the Agent and each Lender, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Agent, the Lenders and each Guarantor hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, “Bankruptcy Law” means any proceeding of the type referred to in Section 7.1(d) of the Loan Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

(e)            Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to the Agent or any Lender under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Agent and the Lenders under or in respect of the Loan Documents.

3.            Nature of Guaranty. This Guaranty is a primary, immediate and original obligation of each Guarantor; is an absolute, unconditional, continuing and irrevocable guaranty of payment of the Guaranteed Obligations and not of collectability only; is not contingent upon the exercise or enforcement by Agent of whatever rights or remedies Agent may have against the Borrower or others, or the enforcement of any Lien or realization upon any collateral or other security that Agent may at any time possess; and shall remain in full force and effect without regard to future changes in conditions, including change of law or any invalidity or unenforceability of any of the Guaranteed Obligations or agreements evidencing same. This Guaranty shall be in addition to any other present or future guaranty or other security for any of the Guaranteed Obligations, shall not be prejudiced or unenforceable by the invalidity of any such other guaranty or security, and is not conditioned upon or subject to the execution by any other Person of this Guaranty or any other guaranty or suretyship agreement.

4.            Payment of Guaranteed Obligations. (a)  If any Guarantor should dissolve or become insolvent (within the meaning of the UCC), or if a petition for an order for relief with respect to any Guarantor should be filed by or against such Guarantor under any chapter of the Bankruptcy Code, or if a receiver, trustee or conservator should be appointed for any Guarantor or any of any Guarantor’s property, or if an Event of Default shall occur and be continuing, then, in any such event and whether or not any of the Guaranteed Obligations is then due and payable or the maturity thereof has been accelerated or demand for payment thereof has been made, Agent may, without notice to any Guarantor, make the Guaranteed Obligations immediately due and payable hereunder as to such Guarantor and Agent shall be entitled to enforce the obligations of such Guarantor hereunder as if the Guaranteed Obligations were then due and payable in full. If any of the Guaranteed Obligations are collected by or through an attorney at law, each Guarantor shall pay to Agent reasonable attorneys’ fees and court costs.

(b)            Each Guarantor’s payment of the Guaranteed Obligations shall be without setoff or other deductions, irrespective of any counterclaim, defense or other claim that such Guarantor may have or assert at any time. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Guaranteed Obligations, or if any of the Guaranteed Obligations become unrecoverable from the Borrower by reason of the Borrower’s insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on each Guarantor to the same extent as if such Guarantor had at all times been the principal obligor on all such Guaranteed Obligations. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of debt or for any other reason, all such amounts otherwise subject to acceleration under the terms of any Loan Documents or other instrument or agreement evidencing or securing the payment of the Guaranteed Obligations shall be immediately due and payable by Guarantor.

(c)            The books and records of Agent showing the account between Agent and the Borrower shall be admissible in evidence in any action or proceeding against or involving any Guarantor as prima facie proof of the items therein set forth, and the monthly statements of Agent rendered to the Borrower, to the extent no written objection thereto is made within 30 days from the date of sending thereof to the Borrower, shall be deemed conclusively correct and shall constitute an account stated between Agent and the Borrower and shall be binding on each Guarantor.

5.            Specific Waivers of each Guarantor. To the fullest extent permitted by applicable law:

(a)            Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require Agent or any Lender to (i) proceed against any other Person, (ii) proceed against or exhaust any security held from any other Person, (iii) protect, secure, perfect, or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any other Person, or any collateral, or (iv) pursue any other remedy in the Agent’s or any Lender’s power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of any other Person, other than payment of the Guaranteed Obligations to the extent of such payment, based on or arising out of the disability of any other Person, or the validity, legality, or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Person other than payment of the Obligations to the extent of such payment. Agent may, at the election of the Lenders, foreclose upon any collateral held by Agent by one or more judicial or nonjudicial sales or other dispositions, whether or not every aspect of any such sale is commercially reasonable or otherwise fails to comply with applicable law or may exercise any other right or remedy Agent or any Lender may have against any other Person, or any security, in each case, without affecting or impairing in any way the liability of each Guarantor hereunder except to the extent the Guaranteed Obligations have been paid.

(b)            Each Guarantor waives all presentments, demands for performance, protests and notices, including notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional Obligations or other financial accommodations. Each Guarantor waives notice of any Default or Event of Default under any of the Loan Documents. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope, and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither Agent nor any other Lender shall have any duty to advise such Guarantor of information known to them regarding such circumstances or risks.

(c)            Each Guarantor hereby waives: (A) any right to assert against the Agent or any Lender any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against the Borrower or any other party liable to the Agent or any Lender (other than payment in full of the Guaranteed Obligations); (B) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (C) any right or defense arising by reason of any claim or defense based upon an election of remedies by the Agent or any Lender including any defense based upon an impairment or elimination of such Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against the Borrower or other guarantors or sureties; and (D) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act (including any payment by such Guarantor) which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder.

(d)            Each Guarantor will not exercise any rights that it may now or hereafter acquire against the Borrower or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Agent or any Lender against the Borrower or any other guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the Borrower any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of Agent and the Lenders, and shall forthwith be paid to Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Agreement, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. Notwithstanding anything to the contrary contained in this Guaranty, no Guarantor may exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, the Borrower (the “Foreclosed Grantor”), including after payment in full of the Obligations, if all or any portion of the Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Interests of such Foreclosed Grantor whether pursuant to this Guaranty or otherwise.

6.            Guarantors’ Consents and Acknowledgments. (a)  Each Guarantor consents and agrees that, without notice to or by such Guarantor and without reducing, releasing, diminishing, impairing or otherwise affecting the liability or obligations of such Guarantor hereunder, Agent may (with or without consideration) compromise or settle any of the Guaranteed Obligations; accelerate the time for payment of any of the Guaranteed Obligations; extend the period of duration or the time for the payment, discharge or performance of any of the Guaranteed Obligations; increase the amount of the Guaranteed Obligations; refuse to enforce, or release all or any Persons liable for the payment of, any of the Guaranteed Obligations; increase, decrease or otherwise alter the rate of interest payable with respect to the principal amount of any of the Guaranteed Obligations or grant other indulgences to the Borrower in respect thereof; amend, modify, terminate, release, or waive any Loan Documents or any other documents or agreements evidencing, securing or otherwise relating to the Guaranteed Obligations (other than this Guaranty); release, surrender, exchange, modify or impair, or consent to the sale, transfer or other disposition of, any collateral or other property at any time securing (directly or indirectly) any of the Guaranteed Obligations or on which Agent may at any time have a Lien; fail or refuse to perfect (or to continue the perfection of) any Lien granted or conveyed to Agent with respect to any collateral, or to preserve rights to any collateral, or to exercise care with respect to any collateral in Agent’s possession; extend the time of payment of any collateral consisting of accounts, notes, chattel paper or other rights to the payment of money; refuse to enforce or forbear from enforcing its rights or remedies with respect to any collateral or any Person liable for any of the Guaranteed Obligations or make any compromise or settlement or agreement therefor in respect of any collateral or with any party to the Guaranteed Obligations; or release or substitute any one or more of the endorsers or guarantors of the Guaranteed Obligations, whether parties to this Guaranty or not.

(b)            Each Guarantor is fully aware of the financial condition of the Borrower and delivers this Guaranty based solely upon such Guarantor’s own independent investigation and in no part upon any representation or statement of Agent with respect thereto. Each Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning the Borrower’s financial condition as such Guarantor may deem material to such Guarantor’s obligations hereunder and such Guarantor is not relying upon, nor expecting Agent to furnish such Guarantor any information in Agent’s possession concerning, the Borrower’s financial condition. If Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any Guarantor regarding the Borrower, any of the collateral or any transaction or occurrence in respect of any of the Loan Documents, Agent shall be under no obligation to update any such information or to provide any such information to such Guarantor on any subsequent occasion. Each Guarantor hereby knowingly accepts the full range of risks encompassed within a contract of “Guaranty,” which risks include, without limitation, the possibility that the Borrower will contract additional Guaranteed Obligations for which such Guarantor may be liable hereunder after the Borrower’s financial condition or ability to pay its lawful debts when they fall due has deteriorated.

(c)            Each Guarantor makes each of the representations and warranties made by the Borrower in Section 5 of the Loan Agreement, to the extent such representation or warranty is applicable to such Guarantor. Such representations and warranties are incorporated herein by this reference as if fully set forth herein. Each Guarantor covenants that it will and, if necessary, will cause or enable the Borrower to, fully comply with each of the covenants and other agreements set forth in the Loan Agreement. Each Guarantor hereby agrees to perform all obligations of such Guarantor that are set forth in the Loan Agreement.

7.            Continuing Nature of Guaranty. (a) This Guaranty shall continue in full force and effect until payment in full of the Guaranteed Obligations. Each Guarantor acknowledges that there may be future advances by Agent to the Borrower and that the number and amount of the Guaranteed Obligations are unlimited and may fluctuate from time to time hereafter, and this Guaranty shall remain in force at all times hereafter, whether there are any Guaranteed Obligations outstanding from time to time or not.

(b)            To the fullest extent permitted by applicable law, each Guarantor waives any right that such Guarantor may have to terminate or revoke this Guaranty. If, notwithstanding the foregoing waiver, any Guarantor shall nevertheless have any right under applicable law to terminate or revoke this Guaranty, which right cannot be waived by any Guarantor, such termination or revocation shall not be effective until a written notice of such termination or revocation, specifically referring to this Guaranty and signed by such Guarantor, is actually received by an officer of Agent who is familiar with the Borrower’s account with Agent and this Guaranty; but any such termination or revocation shall not affect the obligation of each Guarantor or such Guarantor’s successors or assigns with respect to any of the Guaranteed Obligations owing to Agent and existing at the time of the receipt by Agent of such revocation or to arise out of or in connection with any transactions theretofore entered into by Agent with or for the account of the Borrower. If the Lenders grant loans or other extensions of credit to or for the benefit of the Borrower or takes other action after the termination or revocation by any Guarantor but prior to Agent’s receipt of such written notice of termination or revocation, then the rights of Agent hereunder with respect thereto shall be the same as if such termination or revocation had not occurred.

8.            [Reserved].

9.            Subordination; Postponement of Subrogation Rights. (a) Any and all present and future debts and obligations of the Borrower to each Guarantor are hereby waived and postponed in favor of and subordinated to the payment in full of the Guaranteed Obligations. If any payment shall be made to any Guarantor on account of any indebtedness owing by the Borrower to such Guarantor during any time that any Guaranteed Obligations are outstanding, such Guarantor shall hold such payment in trust for the benefit of Agent and shall make such payments to Agent to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the discretion of Agent. The provisions of this Guaranty shall be supplemental to and not in derogation of any rights and remedies or the Agent or any Lender or any affiliate of Agent or such Lender under any separate subordination agreement that Agent, such Lender or such affiliate may at any time or from time to time enter into with any Guarantor.

(b)            Until the payment in full of the Guaranteed Obligations, no Guarantor shall have any claim, right or remedy (whether or not arising in equity, by contract or applicable law) against the Borrower or any other Person by reason of such Guarantor’s payment or other performance hereunder. Without limiting the generality of the foregoing, each Guarantor hereby subordinates to the payment in full of the Guaranteed Obligations any and all legal or equitable rights or claims that such Guarantor may have to reimbursement, subrogation, indemnity and exoneration and agrees that until the payment in full of the Guaranteed Obligations, such Guarantor shall have no recourse to any assets or property of the Borrower (including any collateral) and no right of recourse against or contribution from any other Person in any way directly or contingently liable for any of the Guaranteed Obligations, whether any of such rights arise under contract, in equity or under applicable law.

10.            Other Guaranties. If on the date of any Guarantor’s execution of this Guaranty or at any time thereafter Agent receives any other guaranty from such Guarantor or from any other Person of any of the Guaranteed Obligations, the execution and delivery to Agent and Agent’s acceptance of any such additional guaranty shall not be deemed in lieu of or to supersede, terminate or diminish this Guaranty, but shall be construed as an additional or supplementary guaranty unless otherwise expressly provided in such additional or supplementary guaranty; and if, prior to the date hereof, any Guarantor or any other Person has given to Agent a previous guaranty or guaranties, this Guaranty shall be construed to be an additional or supplementary guaranty and not to be in lieu thereof or to supersede, terminate or diminish such previous guaranty or guaranties.

11.            Application of Payments. Unless otherwise required by law or a specific agreement to the contrary, all payments received by Agent from the Borrower, any Guarantor or any other Person with respect to the Guaranteed Obligations or from proceeds of the collateral may be applied (or reversed and reapplied) by Agent to the Guaranteed Obligations in such manner and order as Agent desires, in its sole discretion, without affecting in any manner any Guarantor’s liability hereunder.

12.            Limitation on Guaranty. To the extent any performance of this Guaranty would violate any applicable usury statute or other applicable law, the obligation to be fulfilled shall be reduced to the limit legally permitted, so that this Guaranty shall not require any performance in excess of the limit legally permitted, but such obligation shall be fulfilled to the limit of legal validity. Nothing in this Guaranty shall be construed to authorize Agent to collect from any Guarantor any interest that has not yet accrued, is unearned or subject to rebate or is otherwise not entitled to be collected by Agent under applicable law. The provisions of this paragraph shall control every other provision of this Guaranty.

13.            Financial Information; Credit Reports. Each Guarantor warrants that such Guarantor is meeting such Guarantor’s current liabilities as they mature; there are not now pending against such Guarantor any material court or administrative proceedings nor has there been filed (or threatened to be filed) against such Guarantor any undischarged judgments or federal or state tax liens; and such Guarantor is not in default or claimed default under any agreement to which such Guarantor is a party for borrowed money. Each Guarantor shall promptly notify Agent in writing if any of the foregoing warranties cease to be correct and accurate after the date hereof. Each Guarantor shall provide to Agent such information regarding such Guarantor’s assets, liabilities and financial condition generally as Agent may from time to time request (including, without limitation, if Agent elects to assign or sell participations in any of the Guaranteed Obligations or Loan Documents, including this Guaranty), including copies of such Guarantor’s tax returns and financial statements signed by such Guarantor. Lender may forward to each assignee or participant and each prospective assignee or participant all documents and information relating to this Guaranty or to any Guarantor, whether furnished by the Borrower, such Guarantor or any other Person.

14.            Insurance. Each Guarantor shall maintain with its current insurers or with other financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies of such type (including product liability, workers’ compensation, larceny, embezzlement or other criminal misappropriation insurance) and in such amounts and with such coverages, limits and deductibles as is customary in the business of such Guarantor.

15.            Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and shall be effective upon receipt by the noticed party. Acceptable methods for giving notices hereunder shall include first-class U.S. mail, facsimile transmission and commercial courier service. Regardless of the manner in which notice is provided, notices may be sent to the addresses for Agent and each Guarantor as set forth above or to such other address as either party may give to the other for such purpose in accordance with this Section.

16.            Taxes. Any payments made by Guarantor to Agent or the Lenders shall be free and clear of, and without deduction or withholding for, any taxes; provided, however, that if Guarantor shall be required by law to deduct or withhold any taxes from any sums payable to the Agent or the Lenders, then Guarantor shall (i) make such deductions or withholdings and pay such amounts to the relevant authority in accordance with applicable law, (ii) pay to the Agent or the Lenders the sum that would have been payable had such deduction or withholding not been made, and (iii) at the time such payment is made, pay to the Agent or the Lenders all additional amounts as specified by the Agent or the Lenders to preserve the after-tax yield the Agent or the Lenders would have received if such tax had not been imposed. This provision does not apply to income taxes payable by the Agent or the Lenders on its taxable income.

17.            Successors and Assigns. All the rights, benefits and privileges of Agent under this Guaranty shall vest in and be enforceable by Agent and its successors and assigns. Agent may, without notice to any Guarantor, assign this Guaranty, in whole or in part. This Guaranty shall be binding upon each Guarantor and each Guarantor’s successors and assigns.

18.            Miscellaneous. This Guaranty expresses the entire understanding of the parties with respect to the subject matter hereof; may not be changed orally, and no obligation of any Guarantor can be released or waived by Agent or any officer or agent of Agent, except by a writing signed by a duly authorized officer of Agent; is intended to take effect as a sealed instrument under the laws of the State of Illinois; and may be executed in multiple counterparts, all of which taken together shall constitute one and the same Guaranty and the signature page of any counterpart may be removed therefrom and attached to any other counterpart. If any part of this Guaranty is determined to be invalid, the remaining provisions of this Guaranty shall be unaffected and shall remain in full force and effect. No delay or omission on Agent’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Lender’s action or inaction impair any such right or power, and all of Agent’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies that Lender may have under other agreements, at law or in equity. Time is of the essence of this Guaranty and of each provision hereof. The section headings in this Guaranty are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of this Guaranty.

19.            CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.

(a)            THIS GUARANTY SHALL BE DEEMED TO HAVE BEEN MADE IN ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS. EACH GUARANTOR HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL COURT SITTING IN OR WITH DIRECT OR INDIRECT JURISDICTION OVER THE NORTHERN DISTRICT OF ILLINOIS OR ANY STATE OR SUPERIOR COURT SITTING IN COOK COUNTY, ILLINOIS, IN ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS; AND EACH GUARANTOR IRREVOCABLY AGREES THAT ALL CLAIMS AND DEMANDS IN RESPECT OF ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. THE AGENT AND EACH LENDER RESERVES THE RIGHT TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO PRECLUDE THE ENFORCEMENT BY THE AGENT OR SUCH LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS GUARANTY TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

(b)            TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY KNOWINGLY, INTENTIONALLY AND INTELLIGENTLY WAIVES (WITH THE BENEFIT OF ADVICE OF LEGAL COUNSEL OF ITS OWN CHOOSING): (I) THE RIGHT TO TRIAL BY JURY (WHICH THE AGENT AND EACH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF, RELATED TO OR BASED IN ANY WAY UPON THIS GUARANTY, ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (II) ANY CLAIM AGAINST THE AGENT OR ANY LENDER ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF THIS GUARANTY OR ANY OF THE LOAN DOCUMENTS, ANY TRANSACTION THEREUNDER, THE ENFORCEMENT OF ANY REMEDIES BY THE AGENT OR ANY LENDER OR THE USE OF ANY PROCEEDS OF ANY LOANS; AND (III) NOTICE OF ACCEPTANCE OF THIS GUARANTY BY THE AGENT AND THE LENDERS.

(c)            NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST AGENT, ANY OTHER LENDER, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH GUARANTOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

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IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be signed, sealed and delivered by its duly authorized officers, on the day and year first written above.

PINSTRIPES HOLDINGS, INC. as a Guarantor

By:	/s/ Dale Schwartz
Name:	Dale Schwartz
Title:	Chief Executive Officer

[Signature Page to Continuing Guaranty Agreement]

Accepted and Agreed:

GCCP II AGENT, LLC, as Agent

By:	/s/ Brian Boorstein
Name:	Brian Boorstein
Title:	Member

[Signature Page to Continuing Guaranty Agreement]